                                                                   Exhibit 21.1


                         SUBSIDIARIES OF THE REGISTRANT
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

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 NAME OF SUBSIDIARY                      JURISDICTION OF                          NAME UNDER WHICH
                                         INCORPORATION OR                          SUBSIDIARY DOES
                                          ORGANIZATION                                BUSINESS
--------------------------------------------------------------------------------------------------------
Centro Vision, Inc.                     Delaware                                Centro Vision, Inc.
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CID Technologies Inc.                   New York                                CID Technologies Inc.
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Hilger Crystals Limited                 United Kingdom                          Hilger Crystals Limited
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Laser Science, Inc.                     Delaware                                Laser Science, Inc.
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Oriel Instruments                       Delaware                                Oriel Instruments
Corporation                                                                     Corporation
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Oriel Foreign Sales                     U.S. Virgin Islands                     Oriel Foreign Sales
Corporation                                                                     Corporation
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